SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               December 21, 1999
                       ---------------------------------
                       (Date of earliest event reported)

                              Staff Leasing, Inc.
            (Exact name of registrant as specified in its charter)

      Florida                     0-28148                     65-0735612
  (State or other                (Commission               (I.R.S. Employer
  jurisdiction of                    File                   Identification
   organization)                    Number)                      Number)

              600 301 Boulevard West                             34205
                   Suite 202                                  (Zip Code)
               Bradenton, Florida
    (Address of principal executive offices)

                                (941) 748-4540
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

          On December 21, 1999, the Board of Directors of Staff Leasing, Inc. (the "Corporation") adopted certain amendments to the Corporation's Bylaws. The Bylaws were amended as follows:

          In Article II, the words "Except as provided in Section 2.5(e)," shall be inserted at the beginning of the second sentence of Section 2.5(c).

          In Article II, the following paragraph shall be added as Section
2.5(e):

          "(e) Notwithstanding anything in these Bylaws to the contrary, solely in connection with the Corporation's 2000 annual meeting, a shareholder's notice of nomination of persons for election to the Board of Directors set forth in this Section 2.5 shall be valid if (x) such notice is received at the principal executive offices of the Corporation on or before March 11, 2000 and (y) such notice otherwise complies with the notice procedures for shareholder's nominations set forth in these Bylaws."

          This description is qualified in its entirety by the full text of the amended and restated Bylaws attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          The Bylaws of the Corporation, as amended and restated on December 21, 1999, are attached hereto as Exhibit 3.2 and incorporated herein by reference.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STAFF LEASING, INC.

                                    by:
                                            /s/ Richard A. Goldman
                                            -----------------------
                                    Name:   Richard A. Goldman
                                    Title:  President

Date: December 30, 1999


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                                 Exhibit Index

      Exhibit No.                    Exhibit                        Page No.
      ----------         -------------------------------            --------

         3.2             Amended and Restated Bylaws of
                         Staff Leasing, Inc.



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